SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                              AMENDMENT NO. 1 TO
                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 14, 1995

                      Utah Resources International, Inc.
           (Exact name of registrant as specified in its charter)

          Utah                      0-9791                 87-0273519
(State of incorporation)     (Commission File No.)   (IRS Employer Id. No.)


                          297 W. Hilton Drive, Suite #4
                              St. George, Utah 84770
             (Address of principal executive offices including zip code)

                   Issuer's telephone number (801) 628-8080

                                 (Not Applicable)
            (Former name or former address, if changed since last report)


Item 7.   Financial Statements and Exhibits

     (a)   Financial Statements of Businesses Acquired

           Balance sheet of MIDWEST RAILROAD CONSTRUCTION AND MAINTENANCE
              CORPORATION OF WYOMING as of December 31, 1994, and the related statements of income, retained earnings and cash flows for the year then ended, including independent auditors report.

           Balance sheet of MIDWEST RAILROAD CONSTRUCTION AND MAINTENANCE
              CORPORATION OF WYOMING as of December 31, 1993, and the related statements of income, retained earnings and cash flows for the year then ended, including independent auditors report.

     (b)   Pro forma financial information.

           Unaudited condensed pro forma combined balance sheet at December 31, 1994 and June 30, 1995 of Utah Resources International, Inc., and Midwest Railroad Construction and Maintenance Corporation of Wyoming, and unaudited condensed pro forma combined statements of income for the year ended December 31, 1994 and six months ended June 30, 1995 for Resources and Midwest, and accompanying explanatory notes.

                           MIDWEST RAILROAD CONSTRUCTION AND
                           MAINTENANCE CORPORATION OF WYOMING
                               (A Wyoming Corporation)


                                 FINANCIAL STATEMENTS


                                  DECEMBER 31, 1994




                                  TABLE OF CONTENTS



                                                                   Pages


        INDEPENDENT AUDITOR'S REPORT                                1


        FINANCIAL STATEMENTS -

           BALANCE SHEET                                             2

           STATEMENT OF INCOME AND RETAINED EARNINGS                 3

           STATEMENT OF CASH FLOWS                                   4

           NOTES TO FINANCIAL STATEMENTS                             5-9


        SUPPLEMENTARY INFORMATION                                    10

           INDEPENDENT AUDITOR'S REPORT ON SUPPLEMENTARY
             INFORMATION                                             11

           SCHEDULE OF NOTES PAYABLE                                 12

           SCHEDULE OF GROSS PROFIT ON CONTRACTS                     13

           SCHEDULE OF SELLING, GENERAL AND ADMINISTRATIVE
              EXPENSES                                               14

                             INDEPENDENT AUDITOR'S REPORT


Board of Directors
Midwest Railroad Construction and Maintenance
  Corporation of Wyoming
Salt Lake City, Utah



     We have audited the accompanying balance sheet of MIDWEST RAILROAD CONSTRUCTION AND MAINTENANCE CORPORATION OF WYOMING (a Wyoming corporation) as of December 31, 1994, and the related statements of income, retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MIDWEST RAILROAD CONSTRUCTION AND MAINTENANCE CORPORATION OF WYOMING as of December 31, 1994, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

        Morris, Tulsky & Company [SIGNATURE]

        May 12, 1995

                        MIDWEST RAILROAD CONSTRUCTION AND MAINTENANCE
                                  CORPORATION OF WYOMING
                                 (A Wyoming Corporation)

                                      BALANCE SHEET

                                 AS OF DECEMBER 31, 1994



                                         ASSETS

      CURRENT ASSETS:
        Cash in banks                                          $  129,201
        Accounts receivable - completed contracts (Note 6)        605,302
                             - uncompleted contracts               95,529
        Inventory (Note 2B)                                        66,622
        Prepaid insurance                                          13,947
        Due from shareholder (Note 5)                              91,821
        Other current assets                                        9,406
        Deferred income taxes (Note 2D)                             3,000
            Total Current Assets                               $1,014,828

      FIXED ASSETS - Book Value (Notes 2C & 3)                 $  919,002

            TOTAL ASSETS                                       $1,933,830

                            LIABILITIES AND SHAREHOLDER'S EQUITY

      CURRENT LIABILITIES:
        Notes payable - current portion                        $  192,180
        Accrued payroll and payroll taxes                         103,927
        Accounts payable - trade                                  646,748
        Billings in excess of costs and estimated
          earnings on uncompleted contracts (Note 7)                4,478
            Total Current Liabilities                          $  947,333

      LONG-TERM LIABILITIES:
        Notes payable - long-term portion                      $  424,367
         Deferred income taxes (Note 2D)                           43,000
            Total Long-Term Liabilities                        $  467,367

      SHAREHOLDER'S EQUITY:
        Common stock - authorized 1,000 shares, issued
          and outstanding 1,000 shares, no par value           $    1,000
        Paid-in capital                                           223,000
        Retained earnings                                         295,130
            Total Shareholder's Equity                         $  519,130

            TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY         $1,933,830



The accompanying independent auditor's report and notes are an integral part of this statement.
                                         - 2 -

                        MIDWEST RAILROAD CONSTRUCTION AND MAINTENANCE
                                  CORPORATION OF WYOMING
                                 (A Wyoming Corporation)

                          STATEMENT OF INCOME AND RETAINED EARNINGS

                            FOR THE YEAR ENDED DECEMBER 31, 1994








      REVENUE:
        Income from contracts                                  $9,160,477
        Cost of contracts                                       8,376,530
            Gross Profit on Contracts                          $  783,947
        Gain on sale of materials and other operations             41,032
            Gross Profit On Operations                         $  824,979

      SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                625,509

            Income From Operations                             $  199,470

      OTHER INCOME AND (EXPENSES):
        Interest expense                                        $ (90,192)
        Loss on disposal of fixed assets                           (4,121)
        Interest income                                               747

            Net Income Before Provision For
               Income Taxes                                     $  105,904

      PROVISION FOR DEFERRED INCOME TAXES                            6,100

      NET INCOME FOR THE YEAR                                   $   99,804

      RETAINED EARNINGS AT JANUARY 1, 1994                         372,725

      PRIOR PERIOD ADJUSTMENT (Note 6)                            (177,399)

      RETAINED EARNINGS AT END OF YEAR                          $  295,130












The accompanying independent auditor's report and notes are an integral part of this statement.
                                         - 3 -

                        MIDWEST RAILROAD CONSTRUCTION AND MAINTENANCE
                                  CORPORATION OF WYOMING
                                 (A Wyoming Corporation)

                                 STATEMENT OF CASH FLOWS

                            FOR THE YEAR ENDED DECEMBER 31, 1994


      CASH FLOWS FROM OPERATING ACTIVITIES:
        Net income for the year                                $   99,804
        Adjustments to reconcile net income to net cash
          provided by operating activities:
            Depreciation                                           85,434
            Loss on disposal of fixed assets                        4,121

        (Increase) decrease in: accounts receivable               (92,943)
                                 security deposits                 (1,650)
                              travel advances                       2,097
                              inventory                            34,887
                                 prepaid insurance                (13,947)
                               prepaid income taxes                   178
                               miscellaneous receivable            (5,140)
                                 deferred income taxes             (3,000)
        (Decrease) increase in: accrued payroll and payroll
                                 taxes                             79,366
                                 accounts payable - trade          (1,353)
                                 billings in excess of costs and
                                  earnings on uncompleted
                                  contracts                        (5,834)
                               deferred income taxes                9,100

      NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES          $  191,120

      CASH FLOWS FROM INVESTING ACTIVITIES:
        Purchase of fixed assets                              $  (325,162)
         Proceeds from sale of fixed assets                         6,170

      NET CASH USED BY INVESTING ACTIVITIES                   $  (318,992)

      CASH FLOWS FROM FINANCING ACTIVITIES:
        Repayment of long-term debt                           $  (471,012)
        Proceeds from long-term debt                              594,754
        Repayment of loan to shareholder                           15,082

      NET CASH PROVIDED BY FINANCING ACTIVITIES                $  138,824

      NET INCREASE IN CASH                                     $   10,952

      CASH AT BEGINNING OF THE YEAR                               118,249

      CASH AT END OF THE YEAR                                  $  129,201

      Supplemental Disclosures:
        Cash payments for interest                             $   90,192
        Cash payments for taxes                                $     -0-

The accompanying independent auditor's report and notes are an integral part of this statement.
                                         - 4 -

                    MIDWEST RAILROAD CONSTRUCTION AND MAINTENANCE
                              CORPORATION OF WYOMING
                             (A Wyoming Corporation)

                           NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1994


      NOTE 1 - BUSINESS ACTIVITY:

The Company is a Wyoming corporation formed in 1988 and has two divisions.

Railroad Division - Contracts for repair, maintainance and construction of privately owned railroad tracks in Wyoming, Utah, Colorado and other west-ern states.

Switching Division - Contracts to move railroad cars on private railroad tracks to and from common carrier interchange points. All of this divi-sion's business is in the Gillette, Wyoming area.


      NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

          A. Revenue and Cost Recognition -

  The company recognizes revenues from fixed-priced and modified fixed-price construction contracts on the percentage-of-completion method, measured by the percentage of cost incurred to date to estimated total cost for each contract. That method is used because management consid-ers total cost to be the best available measure of progress on the contracts.

  Contract  costs  include all direct material, labor  cost  and  indirect costs such as indirect labor, supplies, tools and repairs. Selling, general, and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability may result in revisions to costs and income, which are recognized in the period in which the revi-sions are determined. Changes in estimated job profitability resulting from job performance, job conditions, contract penalty provisions, claims, change orders, and settlements, are accounted for as changes in estimates in the current period.

  The asset, "Costs and estimated earnings in excess of billings on uncom-pleted contracts," represents revenues recognized in excess of amounts billed. The liability, "Billings in excess of costs and estimated earnings on uncompleted contracts" represents billings in excess of revenues recognized.

                    MIDWEST RAILROAD CONSTRUCTION AND MAINTENANCE
                              CORPORATION OF WYOMING
                             (A Wyoming Corporation)

                           NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1994



      NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (Cont'd)

          B.  Inventory -

  Inventories consist primarily of raw materials and are stated at the lower of cost (first-in, first-out) or market value.

C. Fixed Assets -

  Property is recorded at cost. Management has examined the fixed asset records and established depreciation schedules reflecting the estimated useful lives of the equipment and estimated salvage values, on an item by item basis. Estimated useful straight-line life ranges are as fol-lows:

                                                   Life

                    Furniture                      5-10 years
                    Leasehold improvements         30 years
                    Machinery and equipment        3-10 years
                    Vehicles                       3-8 years

D. Income Taxes -

  The Company uses the completed contract method of accounting for income tax reporting. Deferred income taxes are provided for timing difference between financial and tax reporting.

E. Non-Cash Transactions -

  The company normally purchases equipment and vehicles in non-cash trans-actions. Assets are acquired in exchange for debt and in lease purchase transactions. In the following year these items are refinanced by the Company's main lender. Management has elected to report these items in the same manner as purchases originally financed through their main lender, not as non cash transactions. Management believes that this accurately represents the final result of these transactions.

                      MIDWEST RAILROAD CONSTRUCTION AND MAINTENANCE
                                CORPORATION OF WYOMING
                               (A Wyoming Corporation)

                            NOTES TO FINANCIAL STATEMENTS

                                 DECEMBER 31, 1994


      NOTE 3 - FIXED ASSETS AND DEPRECIATION -

Total depreciation expense was $85,434 for the year ended December 31, 1994. Of this amount, $78,185 was charged to costs of contracts.

Fixed asset, accumulated depreciation and net book value detail for Decem-ber 31, 1994 is as follows:

                                           Accumulated    Net Book
                                  Cost     Depreciation     Value

      Furniture and fixtures   $   46,652   $ 15,744      $ 30,908
      Leasehold improvements       38,194      1,710        36,484
      Vehicles                    196,858     45,094       151,764
      Machinery and equipment     878,458    178,612       699,846

        Totals                 $1,160,162   $241,160      $919,002


      NOTE 4 - INCOME TAXES -

Deferred income taxes are provided for the differences between tax and financial reporting. The company has carryovers with expiration dates as follows:

                                      Amount     Expires

           Charitable contributions  $ 12,000     1999
           Net operating loss         239,000     2008


      NOTE 5 - RELATED PARTY TRANSACTIONS:

The company rents its Gillette building from the shareholder on a month  to
month  basis.   The  rent calls for monthly payments of  $1,119  plus  real estate taxes.  Rent expense for this building for 1994 was $14,232.

The Company had leased the administrative offices in Park City, Utah from the shareholder for monthly payments of $1,750. Total lease expense for 1994 was $7,000. This lease expired October 1993 and the company continued to occupy the property on a month to month basis until June 1994, the final two months rent were forgiven.

                     MIDWEST RAILROAD CONSTRUCTION AND MAINTENANCE
                               CORPORATION OF WYOMING
                               (A Wyoming Corporation)

                           NOTES TO FINANCIAL STATEMENTS

                                  DECEMBER 31, 1994



      NOTE 5 - RELATED PARTY TRANSACTIONS: (Cont'd)

Beginning June 1994 the Salt Lake City offices are rented from the share-holder on a month to month basis for $1,660 monthly plus real estate taxes. Rental expense for the year was $12,148.

A portion of the above rents and lease is reflected in cost of contracts.

The sum of $91,821 is due from the shareholder at December 31, 1994. This amount is represented by a note due January 1, 1997. Amounts due to or from this shareholder accrue interest at the applicable federal rate for long term debt as published by the Internal Revenue Service. No interest on these amounts has ever been paid or recorded. At December 31, 1994 they net to $3,633 due to the shareholder and are not material to the financial statements.

The shareholder's wife loaned $40,000 to the corporation for purchase of a truck. At December 31, 1994 $19,554 was unpaid. The detail is reported in the schedule of notes payable.

Interest due to and from the shareholder will be recorded as paid.


      NOTE 6 - ACCOUNTS RECEIVABLE:

Accounts receivable includes a disputed claim for payment of $96,672 that is being arbitrated. Accounts receivable is shown net of a provision for uncollectable accounts receivable of $46,672 related to this claim. No other provision is made for uncollectable receivables as management expects that all other accounts will be collected.


      NOTE 7 - UNCOMPLETED CONTRACTS:

Information with respect to contracts in progress at December 31, 1994 is as follows:

   Billings on uncompleted contracts               $176,317
   Expenditures on uncompleted                     (124,572)
   Estimated earnings on uncompleted contracts      (47,267)
         Balance                                   $  4,478

   Included in the accompanying balance sheet
        under the following caption:
         Billings in excess of costs and estimated
    earnings on uncompleted contracts              $  4,478

                 MIDWEST RAILROAD CONSTRUCTION AND MAINTENANCE
                            CORPORATION OF WYOMING
                           (A Wyoming Corporation)

                        NOTES TO FINANCIAL STATEMENTS

                              DECEMBER 31, 1994



      NOTE 8 - OTHER:

A material part of the company's Switching Division is dependent upon one customer. The loss of this customer would have a material adverse effect on the Division. During the year ended December 31, 1994 the customer accounted for all of the division revenues. The company has a contract with this customer that expires on August 1, 1997.


      NOTE 9 - PRIOR PERIOD ADJUSTMENT:

During l994 company management became aware of several accounting errors made in prior periods. The details of these errors are as follows:

   1993 expenses recorded in 1994                   $(113,761)
   1993 duplicate sales invoices, reversed in 1994 (47,835) Fixed assets disposed of and never removed
      from the books                                  (42,748)
   Depreciation never recorded                         (3,622)
   Payment on capital lease recorded as net
      expense                                             567
         Gross errors in accounting                 $(207,399)

Generally accepted accounting principles require that accounting errors be reported as a change in retained earnings for the beginning of the period, and that they be reported net of the tax affect of the errors. A deferred income tax asset of $30,000 is being provided for the increase in net operating loss carryover to future years (See Note 2D).

The prior period adjustment is being computed as follows:

   Gross errors in accounting                     $(207,399)
   Tax affect of correction                          30,000
   Net prior period adjustment to beginning
      retained earnings                           $(177,399)

                          SUPPLEMENTARY INFORMATION

                            INDEPENDENT AUDITOR'S REPORT
                            ON SUPPLEMENTARY INFORMATION





Board of Directors
Midwest Railroad Construction and Maintenance
 Corporation of Wyoming
Park City, Utah



    Our report on our audit of the basic financial statements of Midwest Railroad Construction and Maintenance Corporation of Wyoming for the year ended December 31, 1994, appears on page 1. That audit was made for the purpose of
forming an opinion on the basic financial statements taken as a  whole.   The
Schedule of Notes Payable, which appears on page 12, Schedule of Gross Profit on Contracts, which appears on page 13, and the Schedule of Selling, General and Administrative Expenses, which appears on page 14, are presented for supplementary analysis purposes and is not a required part of the basic
financial statements.   Such information has been subjected to the auditing
procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

        Morris, Tulsky & Company [SIGNATURE]

        May 12, 1995

              MIDWEST RAILROAD CONSTRUCTION AND MAINTENANCE
                           CORPORATION OF WYOMING
                          (A Wyoming Corporation)

                         SCHEDULE OF NOTES PAYABLE

                          AS AT DECEMBER 31, 1994
                             (A Compilation)

                                                Total
                         Original  Original      Due        Non-
                           Loan      Loan    December 31, Current     Current
   Payable To              Date     Amount      1994      Portion     Portion

American National Bank    4/20/93 $ 127,750  $ 104,200  $  15,840   $  88,360
                          1/25/94   260,974    221,442     43,160     178,282
                         11/17/94    35,000     35,000     35,000       -0-

First Interstate Bank     4/20/94    17,054     14,637      4,526      10,111

First Security Leasing    9/23/94    37,318     31,037     17,105      13,932

First United Leasing     12/20/94     2,500      2,500      1,043       1,457

Ford Motor Credit         3/19/92    21,759     11,123      4,641       6,482
                          8/23/93    18,548     14,337      3,508      10,829
                          1/25/94     7,916      4,579      4,200         379
                          8/18/94    25,716     23,934      5,707      18,227
                          8/22/94    16,516     15,196      4,255      10,941

Grayrock Capital          9/27/94    17,325     15,584      8,103       7,481

Olympic Financial         8/12/94    15,823     14,639      4,067      10,572

Jeffrey Wass             12/10/94    24,000     17,159      7,941       9,218

Judy Wolff                3/19/93    40,000     19,554     14,370       5,184

Xerox Leasing             6/17/93     4,721      2,887      1,472       1,415

Zions Credit Corp.        3/10/94    37,050     31,865      8,192      23,673
                          5/11/94    35,000     30,697      6,779      23,918
                          5/26/94     7,000      6,177      2,271       3,906

      Totals                                  $616,547   $192,180    $424,367

FIVE YEAR DEBT MATURITIES

      Year Ending December 31, 1995      $192,180
                               1996       157,928
                               1997       125,606
                               1998       130,228
                               1999        10,605

                               Total     $616,547


The accompanying independent auditor's report on supplementary information is an integral part of this statement.

                          Final
   Monthly    Interest   Payment
   Payment      Rate       Due                      Security

  $ 2,064      9.00 %    4/20/98    All inventory, accts. rec., contract rights
    5,377      8.50      4/20/98    equip., general intangibles, fixt., and the
     N/A      10.25      2/17/95    personal guarantee of the 100% stockholder

      487     10.47 %   11/05/98    1986 Ford Pick-Up Truck and 2 1987
                                       Chevrolet Pick-Ups

    1,905     24.40 %    8/26/96    Welding equipment, hydraulic pump and tools

      112     14.937 %   1/20/97    Konica Photocopier

      461      9.90 %    3/19/97    1992 Ford F-350 Pick-Up
      376      7.91      8/23/98    1993 Ford F-150 Pick-Up
      384     15.00      1/25/96    1988 Ford F-150 Pick-Up
      649      9.75      8/18/98    1984 Ford F-351 Crewcab 4wd Pick-Up
      474     10.75      2/28/98    1991 Ford F-350 Crewcab

      917     24.10 %    9/27/96    1979 Peterbuilt Model #359-A-19F
                                       Tractor Truck

      461     11.40 %    2/26/98    1989 Ford F-360 Pick-Up

      832      N/A      12/10/96    Difco Ballast car, rail saw, switch
                                       grinder

    1,329     12.00 %    4/19/96    None

      151     15.00 %    7/17/96    Xerox Photocopier

    1,047     15.26 %    3/22/98    Canron Ballast Regulator Model BEB 17
    1,014     17.24      5/17/98    1985 Canron Tie Inserter/Remover
      258     16.05      5/26/97    1986 Ford F-350 Crewcab with Fairmont
                                       and Hy-rail




              MIDWEST RAILROAD CONSTRUCTION AND MAINTENANCE
                       CORPORATION OF WYOMING
                       (A Wyoming Corporation)

               SCHEDULE OF GROSS PROFIT ON CONTRACTS

               FOR THE YEAR ENDED DECEMBER 31, 1994



                                                    Railroad     Switching
                                        Total       Division     Division

  Income from - completed contracts  $8,988,638   $8,341,518     $647,120
       - uncompleted contracts          171,839      171,839          -

                         Total       $9,160,477   $8,513,357     $647,120

     Cost of - completed contracts   $8,251,958   $7,682,142     $569,816
   - uncompleted contracts              124,572      124,572          -

                    Total            $8,376,530   $7,806,714      $569,816

 GROSS PROFIT ON CONTRACTS           $  783,947   $  706,643      $ 77,304




The accompanying independent auditor's report on supplementary information is an integral part of this statement.

                    MIDWEST RAILROAD CONSTRUCTION AND MAINTENANCE
                              CORPORATION OF WYOMING
                             (A Wyoming Corporation)

            SCHEDULE OF SELLING, GENERAL AND ADMINISTRATIVE EXPENSES

                     FOR THE YEAR ENDED DECEMBER 31, 1994








       Salaries - Officer          $105,248
                - Engineers          38,800
                - Office             99,188

       Telephone                     54,191
       Bad debts                     46,672
       Rent                          43,384
       Consulting fees               33,243

       Legal and accounting          32,968
       Insurance                     24,525
       Travel expense                23,954
       Licenses and titles           23,812

       Payroll taxes                 20,439
       Office supplies               20,276
       Group insurance               13,725
       Donations                     12,100

       Sales and use tax             12,078
       Depreciation                   6,649
       Personal property taxes        3,905
       Penalties                      3,753

       Bidding expense                3,144
       Advertising                    1,682
       Other                          1,385
       Dues and subscriptions           388

TOTAL SELLING, GENERAL AND
   ADMINISTRATIVE EXPENSES         $625,509




The accompanying independent auditor's report on supplementary information is an integral part of this statement.

                           MIDWEST RAILROAD CONSTRUCTION AND
                           MAINTENANCE CORPORATION OF WYOMING
                               (A Wyoming Corporation)


                                 FINANCIAL STATEMENTS


                                  DECEMBER 31, 1993



                                  TABLE OF CONTENTS



                                                                       Pages


        INDEPENDENT AUDITOR'S REPORT                                     1

        FINANCIAL STATEMENTS -
           BALANCE SHEET                                                 2
           STATEMENT OF INCOME AND RETAINED EARNINGS                     3
           STATEMENT OF CASH FLOWS                                       4
           NOTES TO FINANCIAL STATEMENTS                                 5-11

        SUPPLEMENTARY INFORMATION                                        12

           INDEPENDENT AUDITOR'S REPORT ON SUPPLEMENTARY INFORMATION     13
           SCHEDULE OF GROSS PROFIT ON CONTRACTS                         14

                             INDEPENDENT AUDITOR'S REPORT


Board of Directors
Midwest Railroad Construction and Maintenance Corporation of Wyoming Salt Lake City, Utah


We have audited the accompanying balance sheet of MIDWEST RAILROAD CONSTRUCTION AND MAINTENANCE CORPORATION OF WYOMING (a Wyoming corporation) as of December 31, 1993, and the related statements of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation.

We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2A to the financial statements the Company has adopted a method of depreciation consistent with Generally Accepted Accounting Principles, as of the beginning of the current year. As described in Note 9 to these financial statements certain errors resulting in an overstatement of fixed assets and income previously reported as of December 31, 1992 were discovered. Accordingly an adjustment has been made to retained earnings as of the beginning of this year.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MIDWEST RAILROAD
CONSTRUCTION AND MAINTENANCE CORPORATION OF WYOMING as of December 31, 1993, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

        Morris, Tulsky & Company [SIGNATURE]

        July 27, 1995

                        MIDWEST RAILROAD CONSTRUCTION AND MAINTENANCE
                                  CORPORATION OF WYOMING
                                 (A Wyoming Corporation)

                                      BALANCE SHEET

                                 AS OF DECEMBER 31, 1993


                                         ASSETS

      CURRENT ASSETS:

        Cash in banks                                           $  119,034
        Accounts receivable - completed contracts (Note 2C)        487,231
                             - uncompleted contracts               120,657
        Inventory (Note 2D)                                         99,077
        Due from shareholder                                       106,903
        Travel advances                                              2,097
        Income tax refund receivable                                 2,792
            Total Current Assets                                $  937,791


      FIXED ASSETS - Book Value (Note 2E)                       $  691,211


            TOTAL ASSETS                                        $1,629,002


                            LIABILITIES AND SHAREHOLDER'S EQUITY


      CURRENT LIABILITIES:

        Notes payable - current portion (Note 7)                 $ 159,203
        Accrued payroll and payroll taxes                           24,561
        Accounts payable - trade                                   648,101
        Billings in excess of costs and earnings on
           uncompleted contracts (Note 6)                           10,312
        Deferred income taxes                                        7,400
            Total Current Liabilities                           $  849,577


      LONG-TERM LIABILITIES:

        Notes payable - long-term portion (Note 7)              $  333,599
         Deferred income taxes (Note 2F)                            26,500
            Total Long-Term Liabilities                         $  360,099

      SHAREHOLDER'S EQUITY:

        Common stock - authorized 1,000 shares, issued
          and outstanding 1,000 shares, no par value            $    1,000
        Paid-in capital                                            223,000
        Retained earnings                                          195,326
            Total Shareholder's Equity                          $  419,326


            TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY          $1,629,002



      See accompanying notes and auditors' opinion.

                        MIDWEST RAILROAD CONSTRUCTION AND MAINTENANCE
                                  CORPORATION OF WYOMING
                                 (A Wyoming Corporation)

                          STATEMENT OF INCOME AND RETAINED EARNINGS

                            FOR THE YEAR ENDED DECEMBER 31, 1993


      REVENUE:
        Income from contracts                                   $4,812,788
        Cost of contracts                                        4,402,236
            Gross Profit on Contracts                           $  410,552
        Gain on sale of materials and other transactions            23,651
            Gross Profit On Operations                          $  434,203


      SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                (456,200)


            Loss From Operations                                $  (21,997)


      INTEREST EXPENSE                                             (34,337)

            Net Loss Before Provision For Moving
               Expenses and Income Taxes                        $  (56,334)


      MOVING EXPENSE (Note 5)                                      (38,820)
                                                                $  (95,154)

      PROVISION FOR INCOME TAXES - Current                      $   (4,405)
                                - Deferred                           2,900

            Net Provision for Income Taxes                      $   (1,505)

      NET LOSS BEFORE CUMULATIVE AFFECT OF CHANGE
         IN ACCOUNTING PRINCIPLE                                $  (93,649)


      CUMULATIVE AFFECT OF CHANGE IN ACCOUNTING PRINCIPLE
        (Note 2A)                                                  165,358

      NET INCOME FOR THE YEAR                                   $   71,709

      RETAINED EARNINGS BEGINNING OF YEAR                          180,323

      PRIOR PERIOD ADJUSTMENT                                      (56,706)

      RETAINED EARNINGS AT END OF YEAR                          $  195,326



      See accompanying notes and auditors' opinion.

                        MIDWEST RAILROAD CONSTRUCTION AND MAINTENANCE
                                  CORPORATION OF WYOMING
                                 (A Wyoming Corporation)

                                 STATEMENT OF CASH FLOWS

                            FOR THE YEAR ENDED DECEMBER 31, 1993


      CASH FLOWS FROM OPERATING ACTIVITIES:
        Net income for the year                                 $   71,709
        Adjustments to reconcile net income to net cash
          provided by operating activities:
            Depreciation                                            63,230
            Loss on sales of equipment                               6,664
            Abandoned fixed assets (Note 5)                         38,820
            Cumulative affect of change in accounting
               principles                                         (165,358)
        (Increase) decrease in: accounts receivable - completed
                                   contracts                      (402,059)
                                travel advances                        346
                                due from affiliate                  26,590
                                inventory                          (68,576)
        Decrease (increase) in: accrued payroll and payroll
                                   taxes                            15,884
                                accounts payable - trade           561,161
                                liability for federal
                                   income taxes                    (24,644)
                                billings in excess of costs and
                                   earnings on uncompleted
                                   contracts                        10,312
                                deferred income taxes                2,900

      NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES           $  136,979


      CASH FLOWS FROM INVESTING ACTIVITIES:

        Purchase of fixed assets                               $  (285,923)
        Proceeds from sale of fixed assets                          22,163


      NET CASH USED BY INVESTING ACTIVITIES                    $  (263,760)


      CASH FLOWS FROM FINANCING ACTIVITIES:

        Repayment of long-term debt                            $  (232,275)
        Proceeds from long-term debt                               526,452
        Repayment of loans from and loans to shareholder          (101,789)


      NET CASH PROVIDED BY FINANCING ACTIVITIES                 $  192,388


      NET INCREASE IN CASH                                      $   65,607


      CASH AT BEGINNING OF THE YEAR                                 53,427


      CASH AT END OF THE YEAR                                   $  119,034

      SUPPLEMENTAL DISCLOSURES:
        Cash payments for interest                              $   34,337
        Cash payments for taxes                                 $   20,877

      See accompanying notes and auditors' opinion.

                    MIDWEST RAILROAD CONSTRUCTION AND MAINTENANCE
                              CORPORATION OF WYOMING
                             (A Wyoming Corporation)

                           NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1993




      NOTE 1 - BUSINESS OWNERSHIP AND ACTIVITY:

The Company was owned 100% by the individual who remains the president of this Company. This Company was purchased on June of 1995 and is now a wholly owned subsidiary of Utah Resources International, Inc., a Utah corporation.

This Company is a Wyoming corporation formed in 1988 and has two divisions.

Railroad Division - Contracts for repair, maintenance and construction of privately owned railroad tracks in Wyoming, Utah, Colorado and other west-ern states.

Switching Division - Contracts to move railroad cars on private railroad tracks, to and from common carrier interchange points. All of this divi-sion's business is in the Gillette, Wyoming area.


      NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

A. Change in Accounting Principle -
In 1994 the Company changed to the straight-line method of depreciation for all fixed assets. In 1993 and prior years the Company kept its records and prepared its financial statements using the tax basis of accounting. Management believes that the straight-line method more fairly presents the company's financial position and results of operations, which is consistent with Generally Accepted Accounting Principles. The prior method resulted in a substantial understatement of the book value of these assets as compared to the straight-line method.

The following schedule details the changes in accumulated depreciation at December 31, 1992:

                                  Before         After
                                Adjustment    Adjustment     Adjustment

        Furniture                $ 14,985     $  (8,877)     $  6,108
        Leasehold improvements      4,516           294         4,810
        Vehicles                   53,740       (13,057)       40,683
        Equipment                 271,055      (184,718)       86,337

           Totals                $344,296     $(206,358)     $137,938

                    MIDWEST RAILROAD CONSTRUCTION AND MAINTENANCE
                              CORPORATION OF WYOMING
                             (A Wyoming Corporation)

                           NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1993



      NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (Cont'd)

Management has provided for $41,000 of deferred income taxes on the above discussed adjustment to accumulated depreciation. The cumulative affect of change in accounting principle is computed as follows:

   Increase from adjustment to accumulated depreciation    $206,358
   Decrease from provision for deferred income taxes        (41,000)
   Cumulative affect of change in accounting principle     $165,358

B. Revenue and Cost Recognition -

The Company recognizes revenues from fixed-priced and modified fixed-price construction contracts on the percentage of completion method, measured by the percentage of cost incurred to date to estimated total cost for each contract. That method is used because management consid-ers total cost to be the best available measure of progress on the contracts.

Contract costs include all direct material, labor cost and indirect costs such as indirect labor, supplies, tools and repairs. Selling, general, and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability may result in revisions to costs and income, which are recognized in the period in which the revisions are determined. Changes in estimated job profitability resulting from job performance, job conditions, contract penalty provisions, claims, change orders, and settlements, are accounted for as changes in estimates in the current period.

The asset, "Costs and estimated earnings in excess of billings on uncom-pleted contracts", represents revenues recognized in excess of amounts
billed.   The liability, "Billings in excess of costs and estimated
earnings on uncompleted contracts" represents billings in excess of revenues recognized.

C. Accounts Receivable -

No provision has been made for uncollectable receivables. All receiva-bles were collected as reported.

                    MIDWEST RAILROAD CONSTRUCTION AND MAINTENANCE
                              CORPORATION OF WYOMING
                             (A Wyoming Corporation)

                           NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1993


      NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (Cont'd)

D. Inventory -

Inventories consist primarily of raw materials and are stated at the lower of cost (first-in, first-out) or market value.

E. Fixed Assets -

Property is recorded at cost. Management examined the fixed asset records and established depreciation schedules reflecting the estimated useful lives of the equipment and estimated salvage values, on an item by item basis. Estimated useful straight-line life ranges are as follows:

                                            Life

        Furniture                         5-10 years
        Leasehold improvements            30 years
        Machinery and equipment           3-10 years
        Vehicles                          3-8 years

F. Income Taxes -

The Company uses the completed contract method of accounting for income tax reporting. Deferred income taxes are provided for timing differences between financial and tax reporting.

G. Non-Cash Transactions -

The Company normally purchases equipment and vehicles in non-cash trans-actions. Assets are acquired in exchange for debt and in lease purchase transactions. In the following year these items are refinanced by the Company's main lender. Management has elected to report these items in the same manner as purchases originally financed through their main lender, not as a non-cash transactions. Management believes that this accurately represents the final result of these transactions.

                    MIDWEST RAILROAD CONSTRUCTION AND MAINTENANCE
                              CORPORATION OF WYOMING
                             (A Wyoming Corporation)

                           NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1993



      NOTE 3 - FIXED ASSETS AND DEPRECIATION:

Changes to the opening accumulated depreciation are discussed in Note 2A. Depreciation expense for the year as reported under tax basis depreciation was $138,252 of this amount $94,732 was charged to costs of contracts. Using straight-line depreciation total depreciation is $63,230 of which $43,845 is charged to the costs of the contracts.

Fixed asset, accumulated depreciation and net book value detail for Decem-ber 31, 1993 is as follows:

                                             Accumulated    Net Book
                                   Cost     Depreciation     Value

        Furniture               $ 32,380     $  9,853      $ 22,527
        Leasehold improvements     7,304          952         6,352
        Vehicles                 104,587       25,075        79,512
        Equipment                706,229      123,409       582,820

             Totals             $850,500     $159,289      $691,211


      NOTE 4 - INCOME TAXES:

Deferred income taxes are provided for the differences between tax and financial reporting. The company has carryovers with expiration dates as follows:

                                         Amount         Expires

        Charitable contributions       $ 12,000          1999
        Net operating loss              239,000          2008


      NOTE 5 - RELATED PARTY TRANSACTIONS AND MOVING EXPENSE:

The company rented one of its buildings from the shareholder on a month to month basis. The rent called for monthly payments of $565 plus real estate taxes of $345. Rent expense for this building for 1993 was $7,125.

The Company had leased the administrative offices in Park City, Utah from a related party for monthly payments of $1,833. Total lease expense for 1993 was $18,330. This lease expired October 1993 and the company continued to occupy the property on a month to month basis until June 1994.

                    MIDWEST RAILROAD CONSTRUCTION AND MAINTENANCE
                              CORPORATION OF WYOMING
                             (A Wyoming Corporation)

                           NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1993

      NOTE 5 - RELATED PARTY TRANSACTIONS AND MOVING EXPENSE (Cont'd):

In June 1994 the Company moved its administrative offices from Park City, Utah to Salt Lake City, Utah. The Salt Lake City offices were rented on a month to month basis from a related party for $1,660 monthly plus real estate taxes. The move resulted in the abandonment of the leasehold im-provements and some furniture in Park City. Management believes that the information provided about the assets of the Company is more useful if this abandonment is reported on these statements. The moving expense of $38,820 on page 3 represents the net book value of these assets.

A portion of the above rents and lease is reflected in cost of contracts.

The shareholder's wife loaned $40,000 to the corporation for purchase of a truck. At December 31, 1993 $33,301 was unpaid. The detail is reported in the schedule of notes payable.

The sum of $106,903 was due from the shareholder at December 31, 1993. The amount is represented by a note due January 1, 1997. Amounts due to or from this shareholder accrue interest at the applicable federal rate for long term debt as published by the Internal Revenue Service. No interest on these amounts has ever been paid or recorded. At December 31, 1993 they net to $10,284 due to the shareholder and by December 31, 1994 this amount had decreased to $3,638.

Interest to and from the shareholder will be recorded as paid.


      NOTE 6 - UNCOMPLETED CONTRACTS:

There were two contracts in progress at December 31, 1993. The total billings on work in process were $120,657 and the costs associated were $60,995.

These items are reported as follows:

        Balance sheet - Billings in excess of costs and
           estimated earnings on uncompleted contracts   $ 10,312

        Schedule of Gross Profit on Contracts:
           Income from uncompleted contracts             $110,345
           Costs of uncompleted contracts                  60,955

                    MIDWEST RAILROAD CONSTRUCTION AND MAINTENANCE
                              CORPORATION OF WYOMING
                             (A Wyoming Corporation)

                           NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1993



      NOTE 7 - LONG-TERM DEBT:

Long-term notes payable at December 31, 1993, consisted of the following:

        Due to Judith Wolff, 12%, due May 19, 1996        $ 33,301


        Xerox lease                                          4,155

        American National Bank, 9.25%, due July 15, 1995,
           Secured by substantially all assets of the
           corporation                                     323,441


        American National Bank, line of credit, 7.75%,
           due February 1, 1998, renewed November 6, 1993   75,000


        Due to Jeff Was - unsecured equipment purchase
           36 payments @ 15%, final payment December, 1996  24,000

        Various installment loans, due from July 1, 1989
           to August 1, 1994.  Secured by certain vehicles
           and a computer                                   32,905
                  Total                                   $492,802
           Less short term portion                        (159,203)

                   Long-Term Portion                      $333,599

Five year debt maturities are as follows:

            Year Ending 12-31-94          $159,203
                              95            97,134
                              96            93,123
                              97            80,434
                              98            62,908

                           Total          $492,802

Truck loan was made by a related party.


      NOTE 8 - OTHER:

A material part of the company's Switching Division is dependent upon one customer. The loss of this customer would have a material adverse effect on the Division. During the year ended December 31, 1993 the customer accounted for all of the division revenues. The company has a contract with this customer that expires on August 1, 1997.

                    MIDWEST RAILROAD CONSTRUCTION AND MAINTENANCE
                              CORPORATION OF WYOMING
                             (A Wyoming Corporation)

                           NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1993


      NOTE 9 - PRIOR PERIOD ADJUSTMENT:

Management became aware of several accounting errors made in prior periods. The details of these errors are as follows:

        1992 expenses recorded in 1993               $ (31,586)
        Fixed assets disposed of and never removed
           from the books                              (31,970)
        Depreciation never recorded                     (3,150)

        Gross errors in accounting                   $ (66,706)

Generally accepted accounting principles require that accounting errors be reported as a change in retained earnings for the beginning of the period, and that they be reported net of the tax affect of the errors. A deferred income tax asset of $30,000 is being provided for the increase in net operating loss carryover to future years (See Note 2E).

The prior period adjustment is being computed as follows:

        Gross errors in accounting              $ (66,706)
        Tax affect of correction                   10,000

        Net prior period adjustment to beginning
           retained earnings                    $ (56,706)

                             SUPPLEMENTARY INFORMATION

                             INDEPENDENT AUDITOR'S REPORT
                             ON SUPPLEMENTARY INFORMATION


Board of Directors
Midwest Railroad Construction and Maintenance
Corporation of Wyoming
Salt Lake City, Utah



Our report on our audit of the basic financial statements of Midwest Railroad Construction and Maintenance Corporation of Wyoming for the year ended December 31, 1993, appears on page 1. That audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The Schedule of Gross Profit on Contracts, which appears on page 14, is presented for supplementary analysis purposes and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

          Morris, Tulsky & Company [SIGNATURE]

          July 27, 1995

                          MIDWEST RAILROAD CONSTRUCTION AND MAINTENANCE
                                    CORPORATION OF WYOMING
                                   (A Wyoming Corporation)

                              SCHEDULE OF GROSS PROFIT ON CONTRACTS

                              FOR THE YEAR ENDED DECEMBER 31, 1993




Railroad     Switching
                                             Total       Railroad   Switching
Division     Division

    Income from - completed contracts      $4,702,443   $4,070,330   $632,113
                - uncompleted contracts       110,345      110,345        -

         Total                             $4,812,788   $4,180,675   $632,113

        Cost of - completed contracts      $4,341,281   $3,826,574   $514,707
                - uncompleted contracts        60,955       60,955        -

             Total                         $4,402,236   $3,887,529   $514,707

      GROSS PROFIT ON CONTRACTS            $  410,552   $  293,146   $117,406



The accompanying independent auditor's report on supplementary information is an integral part of this statement.

                       UTAH RESOURCES INTERNATIONAL, INC.

               PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                                   (UNAUDITED)








     The following unaudited condensed pro forma combined balance sheet at December 31, 1994 and June 30, 1995 of Utah Resources International, Inc., (Resources) and Midwest Railroad Construction and Maintenance Corporation of Wyoming (Midwest), respectively, assumes the acquisition of Midwest by Resources. It combines the historical balance sheets of Resources and Midwest. The business combination has been accounted for as a purchase of Midwest giving effect to the acquisition of 100 percent of the outstanding common shares of Midwest. The surviving entity reflects the assets and liabilities of Resources and Midwest at their historical book value. The unaudited condensed pro forma combined balance sheet should be read in conjunction with the historical financial statements and related notes.

     The following unaudited condensed pro forma combined statements of income for the year ended December 31, 1994 and six months ended June 30, 1995 for Resources and Midwest, respectively, assumes the acquisition of Midwest by Resource as of the beginning of the fiscal year (January 1, 1994) of the companies.

     The pro forma results of operations are not necessarily indicative of the results of operations that would actually have been obtained if the transactions had occurred as of the beginning of the year and nine month period. These statements should be read in conjunction with the historical financial statements and related notes.

                       UTAH RESOURCES INTERNATIONAL, INC.
                                AND SUBSIDIARIES

            Pro Forma Consolidated Condensed Combined Balance Sheet

                               December 31, 1994
                                  (Unaudited)





                                        Historical         Pro Forma      Pro Forma
                                 Resources       Midwest  Adjustments      Combined
                                ----------     ---------  -----------     ---------
Assets

Cash and cash equivalents       $2,138,795       129,201          -       2,267,996
Accounts receivable                254,312       700,831          -         955,143
Receivable from related party       10,899        91,821          -         102,720
Notes receivable                   200,267           -            -         200,267
Inventory                              -          66,622          -         66,622
Property and equipment, net         30,027       919,002          -         949,029
Real estate held for resale        627,214           -            -         627,214
Royalty interest in petroleum
  and mineral production, net       12,523           -            -          12,523
Other assets                        19,799        26,353          -          46,152
                                ----------     ---------     --------     ---------
                                $3,293,836     1,933,830          -       5,227,666
                                ==========     =========     ========     =========

Liabilities and Stockholders' Equity

Accounts payable                $  160,534       646,748          -         807,282
Accrued expenses                   291,331       108,405          -         399,736
Earnest money deposits              36,000           -            -          36,000
Notes payable                      657,545       616,547          -       1,274,092
Income taxes payable                   201           -            -             201
Deferred income taxes              300,000        43,000          -         343,000
                                ----------      --------     --------     ---------
    Total liabilities            1,445,611     1,414,700          -       2,860,311
                                ----------     ---------     --------     ---------

Minority interest                  183,121           -            -         183,121

Stockholders' equity:
 Common stock                      128,403         1,000       58,000 (1)   187,403
 Additional paid-in capital        127,174       223,000      237,130 (1)   587,304
 Retained earnings               1,409,527       295,130     (295,130)(1) 1,409,527
                                 ---------     ---------     --------     ---------
    Total stockholders' equity   1,665,104       519,130          -       2,184,234
                                 ---------     ---------     --------     ---------
                                $3,293,836     1,933,830          -       5,227,666
                                ==========     =========     ========     =========




                       UTAH RESOURCES INTERNATIONAL, INC.
                               AND SUBSIDIARIES

                        Pro Forma Consolidated Condensed
                          Combined Statement of Income

                          Year Ended December 31, 1994
                                   (Unaudited)

                                                           Pro Forma      Pro Forma
                                 Resources       Midwest  Adjustments      Combined
                                ----------     ---------  -----------    ----------
Sales                           $2,274,222     9,160,477          -      11,434,699

Cost of sales                      567,453     8,376,530          -       8,943,983
                                ----------     ---------     --------    ----------
    Gross profit                 1,706,769       783,947          -       2,490,716

General and administrative
  expenses                         678,368       629,630          -       1,307,998
                                 ---------     ---------     --------    ----------
    Income from operations       1,028,401       154,317          -       1,182,718
                                 ---------     ---------     --------    ----------
Other income (expense):
 Rental income                      32,183           -            -          32,183
 Royalty income                     92,455           -            -          92,455
 Interest and dividend income       50,458           747          -          51,205
 Interest expense                  (60,020)      (90,192)         -        (150,212)
 Other income (expense)            (18,074)       41,032          -          22,958
                                 ---------      --------     --------    ----------
    Total other income (expense)    97,002       (48,413)         -          48,589
                                 ---------      --------     --------    ----------
Income before minority interest
 and provision for income taxes  1,125,403       105,904          -       1,231,307

Minority interest in net
 income of subsidiaries             29,109           -            -          29,109
                                 ---------      --------     --------    ----------
Income before provision
 for income taxes                1,154,512       105,904          -       1,260,416

Income tax (provision)            (436,000)       (6,100)         -        (442,100)
                                 ---------      --------     --------    ----------
Income (loss) from
 continuing operations             718,512        99,804          -         818,316

Discontinued operations:
 Income from discontinued
  operations                           -             -            -             -
 Income from disposal of
  discontinued operations
  net of income taxes (benefit)    (31,416)          -            -         (31,416)
                                 ---------     ---------     --------    ----------
    Total discontinued operations  (31,416)          -            -         (31,416)
                                 ---------     ---------     --------    ----------
Net income                      $  687,096        99,804          -         786,900
                                ==========     =========     ========    ==========

Earnings per share                                                             $.42
                                                                               ====
Weighted average shares                                                   1,874,030
                                                                          =========

                       UTAH RESOURCES INTERNATIONAL, INC.
                                AND SUBSIDIARIES

            Pro Forma Consolidated Condensed Combined Balance Sheet

                                 June 30, 1995
                                  (Unaudited)






                                        Historical         Pro Forma      Pro Forma
                                 Resources       Midwest  Adjustments      Combined
                                 ---------       -------  -----------     ---------
Assets

Cash and cash equivalents       $1,098,653         7,368          -       1,106,021
Accounts receivable                374,582       850,291          -       1,224,873
Receivable from related party      168,000       183,915     (168,000)      183,915
Notes receivable                   441,846           -            -         441,846
Inventory                              -         158,731          -         158,731
Property and equipment, net         42,339       896,011          -         938,350
Real estate held for resale        645,803           -            -         645,803
Royalty interest in petroleum
  and mineral production, net       12,523           -            -          12,523
Other assets                         9,824         2,550          -          12,374
                                ----------     ---------     --------     ---------
                                $2,793,570     2,098,866     (168,000)    4,724,436
                                ==========     =========     ========     =========

Liabilities and Stockholders' Equity

Accounts payable                $  160,535       736,685          -         897,220
Accrued expenses                   336,461        65,769          -         402,230
Earnest money deposits              36,000           -            -          36,000
Notes payable                      656,070       741,765     (168,000)    1,229,835
Deferred income taxes               30,201        40,000          -          70,201
                                ----------     ---------     --------     ---------
    Total liabilities            1,219,267     1,584,219     (168,000)    2,635,486
                                ----------     ---------     --------     ---------
Minority interest                  183,121           -            -         183,121

Stockholders' equity:
 Common stock                      138,628         1,000       58,000 (1)   197,628
 Additional paid-in capital        321,449       223,000      232,647 (1)   777,096
 Retained earnings                 931,105       290,647     (290,647)(1)   931,105
                                ----------     ---------     --------     ---------
    Total stockholders' equity   1,391,182       514,647          -       1,905,829
                                ----------     ---------     --------     ---------
                                $2,793,570     2,098,866     (168,000)    4,724,436
                                ==========     =========     ========     =========

                       UTAH RESOURCES INTERNATIONAL, INC.
                                AND SUBSIDIARIES

                        Pro Forma Consolidated Condensed
                        Combined Statement of Operations

                         Six Months Ended June 30, 1995
                                  (Unaudited)

                                                           Pro Forma      Pro Forma
                                 Resources       Midwest  Adjustments      Combined
                                 ---------     ---------  -----------     ---------
Sales                            $ 303,925     2,265,745          -       2,569,670

Cost of sales                       60,167     1,756,351          -       1,816,518
                                 ---------     ---------     --------     ---------
    Gross profit                   243,758       509,394          -         753,152

General and administrative
 expenses                          754,020       535,112          -       1,289,132
                                ----------     ---------     --------     ---------
    Income (loss) from
     operations                   (510,262)      (25,718)         -        (535,980)

Other income (expense):
 Royalty income                     25,952           -            -          25,952
 Interest and dividend income        6,187           -            -           6,187
 Interest expense                   (1,500)       (8,565)         -         (10,065)
 Other income (expense)                -          27,800          -          27,800
                                ----------      --------     --------     ---------
   Total other income (expense)     30,639        19,235          -          49,874
                                ----------      --------     --------     ---------
Income (loss) before minority
 interest and provision for
 income taxes                     (479,623)       (6,483)         -        (486,106)

Minority interest in net
 income of subsidiaries                -             -            -             -
                                ----------     ---------     --------     ---------
Income (loss) before provision
 for income taxes                 (479,623)       (6,483)         -        (486,106)

Income tax benefit                 164,000         2,000          -         166,000
                                ----------     ---------     --------     ---------
Income (loss) from
 continuing operations            (315,623)       (4,483)         -        (306,106)

Discontinued operations:
 Income from discontinued
  operations                       (34,376)          -            -         (34,376)
 Income from disposal of
  discontinued operations net
  of income taxes (benefit)            -             -            -             -
                                ----------     ---------     --------     ---------
    Total discontinued
     operations                    (34,376)          -            -         (34,376)
                                ----------     ---------     --------     ---------
Net income (loss)               $ (349,999)       (4,483)         -        (354,482)
                                ==========     =========     ========     =========
Earnings (loss) per share                                                     $(.18)
                                                                              =====
Weighted average shares                                                   1,976,280
                                                                          =========

                       UTAH RESOURCES INTERNATIONAL, INC.

          Notes to Pro Forma Condensed Combined Financial Statements
                                  (Unaudited)






    The pro forma combined financial statements have been prepared assuming the acquisition of Midwest Railroad Construction and Maintenance Corporation of Wyoming (Midwest) by Utah Resources International, Inc., as of January 1, 1994.

    The pro forma combined statements include the financial statement balances for Resources and Midwest at December 31, 1994 and for the year then ended and June 30, 1995 and the six months then ended.



                     Pro Forma Adjustments

 (1) To record the acquisition of Midwest by Resources through the issuance of 590,000 shares of Resources common stock for 100 percent of Midwest. The net assets of Midwest are reflected at their historical costs.




                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  August 28, 1995

                                     Utah Resources International, Inc.


                                     By  R. Dee Erickson (SIGNATURE)
                                         Chairman of the Board